RAND
LOGISTICS, INC.





BB&T Capital Markets Transportation Services Conferences

(RLOG, RLOGW)





This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

Introduction





- Laurence S. Levy, Chairman & CEO
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- Edward Levy, President
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- Captain Scott F. Bravener, Director & President
  - 14 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- Joseph W. McHugh Jr., Chief Financial Officer
- Management owns approximately 15% of Rand's fully diluted shares

RAND LOGISTICS, INC.

Rand Today…



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Low relative operating cost
- Leading relative market share
- High barriers to entry
- Demand for capacity significantly exceeds supply
- Strong track record of accretive acquisitions
- Well positioned to weather macro-economic challenges
- Experienced and successful management team with significant stock ownership

Rand Tomorrow…

A diversified shipping logistics operator with significant acquisition opportunities to further enhance its strategic position on the Great Lakes and enter other similar regions!


CUYAHOGA

RAND
LOGISTICS, INC.

Strong Track Record of Accretive Acquisitions



- Three U.S.-flagged self-unloading bulk carriers from Wisconsin & Michigan Steamship Company (Feb. ’08):
  - ~$20 million cash, 3x projected EBITDA
  - Significant opportunity for future profit growth:
    - Cost efficient operations
    - Enhanced scheduling flexibility
    - Eliminate duplicative management expenses
    - Fully consolidated results eliminate VIE
    - Sold one vessel to Canadian subsidiary for deployment under Canadian registry

- Two bulk carriers from Voyageur Marine for $23.7mm (Aug. ’07):
  - Contracted business through 2011
  - Diversifies cargo and leverages relationships
  - Contract of affreightment for third vessel and option to acquire for C$5 mm
  - Accretive to shareholder value - purchase price less than 5x projected EBITDA

RAND
LOGISTICS, INC.



High Barriers to Entry

- Jones Act and Canada Marine Act
  - Limits competition to domestically constructed vessels and local operators
- New Builds Not Economically Feasible
  - Poor return on capital for new vessels
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life

Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water

- Existing Customer Network
  - Long-term relationships create operating efficiencies and limit competitor penetration

RAND
LOGISTICS, INC.

Favorable Market Demand Imbalance



Annual U.S. Self-Unloader River Class Carrying Capacity
versus U.S. Flag Limestone Carriage
Tons (mm)
35
30
25
20
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
10-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE
ANNUAL U.S. RIVER CLASS CARRYING CAPACITY (EST.)
16 BOATS
11 BOATS

RAND LOGISTICS, INC.

Well Positioned to Weather Economic Challenges



- Demand for capacity strongly exceeds supply
- Diversified cargo base and blue chip customer network mitigate external risks
- Low cost operations strengthen margins
- Fuel surcharges protect against rising fuel prices
- Long-term contractual revenue and cash flow provide strong earnings visibility
- Flexibility to adjust market capacity



Favorable Asset Mix

Self-Unloading Bulk Carriers (10)

- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls.
- Represents over 75% of Rand's capacity



Bulk Carriers (3)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 19 Canadian vessels versus 120 two decades ago



RAND LOGISTICS, INC.



Leading Self-Unloader Market Share

U.S. Flag Great Lakes
River Class Fleets


Rand
American Steamship
Interlake Steamship

Canadian Flag Great Lakes
River Class Fleets


Rand
Algoma Central
Upper Lakes Shipping

RAND
LOGISTICS, INC.

Diversified Freight & Customers



Long-term contracts provide strong revenue / cash flow visibility.

Sample Key Customers:

Anheuser-Busch Companies
Morton Salt
Bunge
Cargill
Koch Industries Inc
ON
Parrish & Heimbecker, Limited
ADM
Algoma
Carmeuse Natural Chemicals
Lafarge



Cargo Mix - FY2007*
Pet Coke 4.9%
Gypsum 0.1%
Ore 11.9%
Stone 41.4%
Grain 7.3%
Coal 15.5%
Slag 3.3%
Sand 3.9%
Salt 11.7%

* Reflects a partial-year WMS fleet and excludes the Voyageur assets acquired in August '07. Accordingly, stone and grain are understated versus current cargo mix. Also excludes cargo carried by outside parties on behalf of the Company.



RAND LOGISTICS, INC.

Able to Leverage Customer Network





Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Drummond Island
Thessalon
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
Calcite
Stoneport
LAKE HURON
WISCONSIN
Charlevoix
Alpena
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Goderich
Ludington
Hamilton
Port Colborne
Buffalo
Saginaw
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND
LOGISTICS, INC.

Low Cost Operating Structure





- Labor accounts for approximately 35% of operating costs
- Company founded in 1994; no legacy or retiree costs
- Favorable union contracts in U.S.; Non-unionized in Canada
- Operate with up to five fewer crewmen than many competitors
- Generate up to $500,000 in labor cost savings per vessel per year

	Employees		
	Crew	Admin	Total
U.S.	140	7	147
Canada	134	20	154
Total	274	27	291

RAND LOGISTICS, INC.

Growth Strategies





Internal Opportunities

- Capitalize on shortfall in shipping capacity
- Transition to higher margin business
- Maximize early and late season utilization and efficiency
- Maximize utilization of backhaul capacity
- Continue vessel investments to enhance speed and efficiency

External Opportunities

- Continue to pursue financially disciplined acquisition opportunities



Pursue Financially Disciplined Acquisitions

- Jones Act and Canada Marine Act assets on Great Lakes
- Jones Act assets in other markets
- Assets in shipping or related areas with
  - Predictable cash flows
  - Defined markets
  - Barriers to entry

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.



Financial Review



Income Statement Data

	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Nine Months Ended December 31, 2007	Nine Months Ended December 31, 2006
Revenues	$35,917	$26,104	$90,024	$75,737
Vessel Operating Expenses	31,544	21,648	75,425	58,651
Vessel Operating Profit	4,373	4,456	14,599	17,086
General and Administrative	2,495	1,805	6,823	4,664
EBITDA	$1,878	$2,651	$7,776	$12,422
Other Data:				
Operating Profit WMS Vessels	(1,056)	1,240	(3,409)	2,616
EBITDA Excluding WMS	$2,934	$1,411	$11,185	$9,806
One Time G&A Costs:				
IT and Infrastructure	266	0	1203	15
Voyageur Transaction Costs and Restricted Stock	132	0	459	0



Notes to Financials:

- Operating loss for WMS due to one-time work stoppage costs in the nine-months ended December 31,2007
- Excludes full year benefit of Voyageur acquisition
- Excludes Benefit from Saginaw re-powering project
- Sizable infrastructure investment following March '06 SPAC acquisition:
  - Added financial and other staff, upgraded business software, IT, internal controls
- Reaffirming $2.5 million of Rand corporate/public company cash expenses
- Operate nine months of the year (April-December); winter months used for vessel maintenance.

RAND LOGISTICS, INC.



Recent Developments

- Amended credit facility with GE Capital
  - Increased capacity to approximately $100 million
  - Capital for WMS acquisition and Saginaw upgrade
  - Additional liquidity for capital investments
- Saginaw Upgrade
  - Installing more fuel efficient engine to improve speed and efficiency
  - $13 million investment with mid-teens rate of return
  - To be completed and in operation by April, 2008
- Calumet Scrapping
  - Oldest and smallest vessel in fleet - built in 1929
  - Cost prohibitive to update and dry dock
  - Removes 1.5 million tons capacity from U.S. market, tightens supply

RAND LOGISTICS, INC.

Business Economic Model Metrics Fiscal '09



		Comments
Numbers of Vessels	12	Maritime Trader is marketed but Rand does not participate in profits or losses
Average Length of Sailing Season	275 days	
Average Revenues / Boat / Day	$ 24,000	Excludes fuel surcharges and outside Voyageur charter
Average Vessel Margin / Boat / Day	$ 6,500	After expensed winter work
Operating S, G and A	$4,500,000	Port Dover, Cleveland
Public Company G&A	$2,500,000	Cash Cost
Winter Work / Boat	$ 600,000	50% expensed / 50% capitalized
Drydock	$ 750,000	Occurs once every 5 years / vessel

RAND
LOGISTICS, INC.

Poised for Value Creation



- IT and infrastructure investments complete
- Continued growth in core vessels
- Benefit from acquisition of WMS vessels
- Full year benefit of Voyager acquisition
- Favorable market dynamics

Compelling Value Proposition!



Key Takeaways

- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Able to leverage low cost operating structure
- Strong track record of accretive acquisitions
- High barriers to entry
- Demand for capacity strongly exceeds supply
- Well positioned to weather macro-economic challenges
- Proven growth strategy
- Experienced and successful management team with significant insider ownership (15%)

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.



BB&T Capital Markets Transportation Services Conferences

(RLOG, RLOGW)